UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 4, 2024
BMW Vehicle Owner Trust 2024-A
(Exact name of issuing entity as specified in its charter) Central Index Key number: 0002021594
BMW FS Securities LLC
(Exact name of depositor/registrant as specified in its charter) Central Index Key number: 0001136586
BMW Financial Services NA, LLC
(Exact name of sponsor as specified in its charter) Central Index Key number: 0001541188
Delaware	333-262471 333-262471-03	22-2013053
(State or other jurisdiction of incorporation)	(Commission File Number of registrant and issuing entity, respectively)	(Registrant’s IRS Employer Identification No.)
300 Chestnut Ridge Road, Woodcliff Lake, New Jersey (Address of principal executive offices)	07677 (Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Item 1.01.                 Entry into a Material Definitive Agreement.
On June 11, 2024, BMW FS Securities LLC (“BMW LLC”) and BMW Financial Services NA, LLC (“BMW FS”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, on behalf of itself and as a representative of the several underwriters named therein, for the sale of certain notes of BMW Vehicle Owner Trust 2024-A, a Delaware statutory (the “Trust”), in the following classes and in the following amounts: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $363,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $320,500,000; (iii) Class A-2b Asset-Backed Notes in the aggregate principal amount of $320,500,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $641,000,000 and (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $105,000,000 (collectively, the “Notes”).  The Notes will be issued on or about June 11, 2024 (the “Closing Date”).  Attached as Exhibit 1.1 is the Underwriting Agreement.
Item 8.01                   Other Events.
On the Closing Date, (a) BMW FS, as seller, and BMW LLC, as purchaser, will enter into a Receivables Purchase Agreement, to be dated as of the Closing Date (the “FS Receivables Purchase Agreement”), pursuant to which BMW FS will transfer certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW LLC; (b) BMW Bank of North America, as seller, and BMW LLC, as purchaser, will enter into a Receivables Purchase Agreement, to be dated as of the Closing Date (the “Bank Receivables Purchase Agreement”), pursuant to which BMW Bank of North America will transfer certain Receivables to BMW LLC; (c) BMW LLC, as seller, BMW FS, as servicer (in such capacity, the “Servicer”), sponsor, administrator (in such capacity, the “Administrator”) and custodian, the Trust, as issuer, U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and U.S. Bank National Association, as securities intermediary, will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), pursuant to which BMW LLC will transfer the Receivables to the Trust and the Receivables will be serviced by the Servicer; (d) BMW LLC and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), will enter into an amended and restated agreement of the Trust, to be dated as of the Closing Date (the “Amended and Restated Trust Agreement”); (e) the Trust, as issuer, BMW FS, as Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables; (f) the Trust, as issuer, and the Indenture Trustee will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), pursuant to which the Trust will issue the Notes; and (g) BMW FS, as Administrator, the Trust and the Indenture Trustee will enter into an Owner Trust Administration Agreement, to be dated as of the Closing Date (the “Owner Trust Administration Agreement”), relating to the provision by the Administrator of certain services for the Trust.
This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.  Attached as Exhibit 4.1 is the form of the Indenture, as Exhibit 10.1 is the form of the Amended and Restated Trust Agreement, as Exhibit 10.2 is the form of the Owner Trust Administration Agreement, as Exhibit 10.3 is the form of the Sale and Servicing Agreement, as Exhibit 10.4 is the form of the FS Receivables Purchase Agreement as Exhibit 10.5 is the form of the Bank Receivables Purchase Agreement and as Exhibit 10.6 is the form of the Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certifications are included in the Depositor Certification attached as Exhibit 36.1, which is being filed as an exhibit to this Current Report on Form 8-K in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.
Item 9.01.                                        Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
1.1	Underwriting Agreement, dated June 4, 2024, among BMW FS, BMW LLC and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters named therein.
4.1	Indenture, to be dated as of June 11, 2024, between the Trust and the Indenture Trustee.
10.1	Amended and Restated Trust Agreement, to be dated as of June 11, 2024, between BMW LLC and the Owner Trustee.
10.2	Owner Trust Administration Agreement, to be dated as of June 11, 2024, among BMW FS, as Administrator, the Trust and the Indenture Trustee.
10.3
Sale and Servicing Agreement, to be dated as of June 11, 2024, among BMW LLC, BMW FS, as sponsor, Servicer, Administrator and custodian, the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

10.4	Receivables Purchase Agreement, to be dated as of June 11, 2024, between BMW LLC and BMW FS.
10.5	Receivables Purchase Agreement, to be dated as of June 11, 2024, between BMW LLC and BMW Bank of North America.

10.6	Asset Representations Review Agreement, to be dated as of June 11, 2024, among the Trust, as issuer, BMW FS, as Servicer, and the Asset Representations Reviewer.

36.1	Depositor Certification, dated June 4, 2024, for shelf offerings of asset-backed securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Helena von Gladiss
Name:  Helena von Gladiss
Title:   Treasurer

By: /s/ Ole Jensen
Name:  Ole Jensen
Title: Chief Financial Officer and Vice President – Finance

Dated: June 6, 2024